Exhibit 99.2

4Q 2017 Earnings Call Presentation
February 13, 2018

Safe Harbor Statement
This presentation, the related remarks, and the responses to various questions may contain various “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, which represent Regional Management Corp.’s expectations or beliefs concerning future events. Words such as “may,” “will,” “should,” “likely,” “anticipates,” “expects,” “intends,” “plans,” “projects,”  “believes,” “estimates,” “outlook,” and similar expressions may be used to identify these forward-looking statements. Such forward-looking statements  are about matters that are inherently subject to risks and uncertainties, many of which are outside of the control of Regional Management. Factors that could cause actual results or performance to differ from the expectations expressed or implied in such forward-looking statements include, but are not limited to, the following: changes in general economic conditions, including levels of unemployment and bankruptcies; risks associated with Regional Management’s transition to a new loan origination and servicing software system; risks related to opening new branches, including the ability or inability to open new branches as planned; risks inherent in making loans, including repayment risks and value of collateral, which risks may increase in light of adverse or recessionary economic conditions; changes in interest rates; the risk that Regional Management’s existing sources of liquidity become insufficient to satisfy its needs or that its access to these sources becomes unexpectedly restricted; changes in federal, state, or local laws, regulations, or regulatory policies and practices, and risks associated with the manner in which laws and regulations are interpreted, implemented, and enforced; the impact of changes in tax laws, guidance, and interpretations, including related to certain provisions of the Tax Cuts and Jobs Act; the timing and amount of revenues that may be recognized by Regional Management; changes in current revenue and expense trends (including trends affecting delinquencies and credit losses); changes in Regional Management’s markets and general changes in the economy (particularly in the markets served by Regional Management); changes in the competitive environment in which Regional Management operates or in the demand for its products; risks related to acquisitions; changes in operating and administrative expenses; and the departure, transition, or replacement of key personnel. Such factors and others are discussed in greater detail in Regional Management’s filings with the Securities and Exchange Commission. We cannot guarantee future events, results, actions, levels of activity, performance, or achievements.
Except to the extent required by law, neither Regional Management nor any of its  respective agents, employees, or advisors intend or have any duty or obligation to supplement, amend, update, or revise any forward-looking statement, whether as a result of new information, future developments, or otherwise.
The information and opinions contained in this document are provided as of the date of  this presentation and are subject to change without notice. This document has not been approved by any regulatory or supervisory authority.
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4Q 17 Highlights – Continued Strong Portfolio Growth
(dollars in millions) 4Q 17 4Q 16 Chg B/(W) % Chg B/(W)
Total Finance Receivables $817.5 $717.8 $99.7 13.9% Core Finance Receivables 723.0 593.8 129.2 21.8% Total Revenue 72.1 64.0 8.1 12.6% Provision for Credit Losses 19.5 19.4 (0.0) (0.2%) G&A Expense 34.0 28.8 (5.2) (18.0%) Interest Expense 6.8 5.3 (1.5) (28.9%)
Net Income $10.9 $6.5 $4.4 68.3%
ROA 5.4% 3.7% 1.7% 45.9% ROE 18.7% 12.7% 6.0% 47.2% Diluted EPS $0.92 $0.55 $0.37 67.3%
• GAAP net income of $10.9 million, or $0.92 diluted EPS:
- Includes $3.1 million of tax benefit from the corporate tax rate reduction on our net deferred tax liability ($0.27 cents per diluted share)
- Includes $0.4 million of tax benefit from an R&D tax credit ($0.03 cents per diluted share)
• Revenue growth of 12.6% driven by $99.7 million year-over-year loan portfolio growth
- Interest and fee income up 11.3% year-over-year on 12.7% increase in average net receivables
- Core finance receivables up 21.8%
• G&A expenses increased 18.0%, or $5.2 million, year-over-year primarily from the expansion of centralized collections, IT infrastructure, and incentive compensation
• Higher interest expense due to portfolio growth, Fed rate increases, and higher cost of warehouse financing
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Strategic Focus in 2018 ï,§ Nortridge Loan System (NLS) Implementation — Successfully converted all states to NLS in early 2018 — Successfully built enhanced functionality (texting, imaging, and customer portal) — Continue to build out new capabilities to drive improved business performance ï,§ Credit Scorecards & Centralized Collections — Expect strong results from centralized late stage collections will positively impact loss rates starting in 2Q 18 — Deploying custom credit scorecards in late 2Q 18 which we expect will increase approved loans and lower net credit losses ï,§ Marketing / De Novo Branches — Hybrid growth model o Increase receivable growth within existing branch footprint o Increase de novo expansion to 25 – 30 branches in 2018 now that our system conversion is complete — Developing next generation risk and response models to improve direct mail targeting ï,§ Digital Channel / Online Lending Update — Enhancing digital foundation through website re-design and improved search engine optimization — Continued expansion of Lending Tree relationship driving growth in the channel — Actively recruiting and testing of additional affiliate partnerships ï,§ Funding Diversification - Upsized our bank line and implemented a new warehouse facility in June 2017 - Plan first term ABS transaction in mid-2018 4

Net Income and Fully Diluted EPS (4) $12.0 Net Income $10.9 $10.0 (1) $7.6 $8.0 (2) $6.5 $6.5 $6.1 $5.9 (3) Millions $6.0 $5.2 $5.3 $4.0 $2.0 $0.0 1Q 16 2Q 16 3Q 16 4Q 16 1Q 17 2Q 17 3Q 17 4Q 17 GAAP Net Income $5.2 $5.9 $6.5 $6.5 $7.6 $6.1 $5.3 $10.9 Net Non- N/A N/A N/A N/A $1.5 ($0.3) ($1.5) $3.5 Operating Items (4) $1.00 Diluted Earnings Per Share $0.92 $0.80 (1) $0.65 $0.56 $0.55 (2) $0.52 ) $ $0.60 $0.49 (3) ( $0.45 EPS $0.40 $0.40 $0.20 $0.00 1Q 16 2Q 16 3Q 16 4Q 16 1Q 17 2Q 17 3Q 17 4Q 17 Diluted EPS $0.40 $0.49 $0.56 $0.55 $0.65 $0.52 $0.45 $0.92 Net Non- N/A N/A N/A N/A $0.12 ($0.02) ($0.13) $0.30 Operating Items (5) 3Q 17 results included $0.7 million of after-tax benefit from the bulk sale of bankrupt accounts (1) 1Q 17 included $1.5 million tax benefit from exercise of stock options (2) 2Q 17 included $0.3 million after-tax COO transition costs (3) 3Q 17 reported results were impacted by the following after-tax non-operating items: Diluted Net income EPS As reported $5.3 $0.45 Hurricane impact ($2.2) ($0.18) (5) Bulk sale impact $0.7 $0.05 (4) 4Q 17 included $3.5 million of tax benefits, $3.1 million of which relate to deferred taxes at the new lower corporate tax rate and $0.4 million of which relate to a R&D tax credit 5

Continued Net Finance Receivables Growth $850 Ending Net Finance Receivables $817 $800 $775 $750 $718 $727 $696 $695 $700 $646 Millions $650 $607 $600 $550 $500 1Q 16 2Q 16 3Q 16 4Q 16 1Q 17 2Q 17 3Q 17 4Q 17 YoY Ä $81.5 $73.2 $94.5 $89.3 $87.6 $81.0 $78.7 $99.7 YoY Ä % 15.5% 12.8% 15.7% 14.2% 14.4% 12.5% 11.3% 13.9% • Strong 4Q 17 ending net finance receivable growth of 13.9% over prior year • Eleventh consecutive quarter with double-digit ending net finance receivable growth 6

Product Category Trends in millions Ending Net Receivables 1Q 16 2Q 16 3Q 16 4Q 16 1Q 17 2Q 17 3Q 17 4Q 17 Small Loans (≤ $2,500) $311 $320 $349 $358 $336 $349 $363 $376 Large Loans (> $2,500) $162 $195 $217 $235 $242 $268 $309 $347 Core Loan Products $473 $515 $566 $594 $578 $617 $672 $723 Automobile Loans $106 $101 $97 $90 $86 $80 $72 $61 Retail Loans $28 $30 $33 $34 $31 $30 $31 $33 Total $607 $646 $696 $718 $695 $727 $775 $817 Total YoY Ä ($) $81 $73 $95 $89 $88 $81 $79 $100 Total YoY Ä (%) 15% 13% 16% 14% 14% 13% 11% 14% Product Category Mix 60.0% 60.0% Small Loans 50.0% 51.1% 50.0% 46.0% 42.5% Large Loans 40.0% 40.0% Receivables Automobile Loans Receivables 30.0% 30.0% 26.7% Total Total Retail Loans 20.0% 20.0% of of 17.5% % % 10.0% 7.5% 10.0% 4.7% 4.0% 0.0% 0.0% 1Q 16 2Q 16 3Q 16 4Q 16 1Q 17 2Q 17 3Q 17 4Q 17 vs. 3Q 17 vs. 4Q 16 $ Chg I/(D) % Chg I/(D) $ Chg I/(D) % Chg I/(D) $13 3.4% $17 4.8% $39 12.5% $112 47.5% $51 7.6% $129 21.8% ($10) (14.3%) ($29) (32.1%) $2 5.6% ($0) (1.4%) $43 5.5% $100 13.9% • Large loans continue to grow and now represent 43% of total loan portfolio • Core loans are 89% of total loan portfolio 7

Revenue Driven by Strong Year-Over-Year Portfolio Growth $73.0 Revenue $72.1 $69.2 $68.0 $65.8 $65.3 $62.5 $64.0 $63.0 $56.7 $57.3 Millions $58.0 $53.0 $48.0 $43.0 1Q 16 2Q 16 3Q 16 4Q 16 1Q 17 2Q 17 3Q 17 4Q 17 Interest & Fee Income Insurance Income Other Income Total Revenue 1Q 16 2Q 16 3Q 16 4Q 16 1Q 17 2Q 17 3Q 17 4Q 17 Sequential Ä 0.0% 1.1% 9.0% 2.5% 2.8% (0.7%) 5.9% 4.2% YoY Ä 7.9% 8.2% 13.4% 12.9% 16.1% 14.0% 10.8% 12.6% $850 Average Net Receivables $800 $797 $754 $750 $709 $707 $708 Millions $700 $675 $650 $625 $618 $600 $550 $500 $450 1Q 16 2Q 16 3Q 16 4Q 16 1Q 17 2Q 17 3Q 17 4Q 17 Sequential Ä 0.5% 1.2% 8.0% 4.8% 0.3% (0.2%) 6.5% 5.7% YoY Ä 15.7% 13.6% 14.6% 15.1% 14.9% 13.3% 11.8% 12.7% • Revenue increase consistent with increase in ANR • Yield decrease due to increase in large loans as percent of total portfolio 40.0% Interest & Fee and Total Revenue Yield ANR) 37.5% 36.7% 36.7% 37.0% 37.1% 36.9% 36.7% of 36.2% 36.2% % 35.0% 34.0% 33.7% 33.8% 33.8% 33.8% 33.4% 33.3% (Annualized 33.2% Yields 32.5% 30.0% 1Q 16 2Q 16 3Q 16 4Q 16 1Q 17 2Q 17 3Q 17 4Q 17 Total Revenue Yield Interest & Fee Yield Total Revenue 1Q 16 2Q 16 3Q 16 4Q 16 1Q 17 2Q 17 3Q 17 4Q 17 Sequential Ä (0.2%) 0.0% 0.3% (0.8%) 0.9% (0.2%) (0.2%) (0.5%) YoY Ä (2.7%) (1.8%) (0.4%) (0.7%) 0.4% 0.2% (0.3%) 0.0% 8

Provision Flat; NCL Rate Down Year-Over-Year



Net Credit Losses & Provision for Credit Losses
Net Credit Losses in Millions
Total Provision in Millions
$24.0
$20.0
$16.0
$12.0
$8.0
$4.0
$0.0
$15.0
$13.4
$13.5
$17.3
$19.4
$17.6
$14.8
$18.0
1Q 16
2Q 16
3Q 16
4Q 16
1Q 17
2Q 17
3Q 17
4Q 17
Net Credit Losses
Total Provision

	1Q 16	2Q 16	3Q 16	4Q 16	1Q 17	2Q 17	3Q 17	4Q 17
Sequential Δ	27.4%	(10.6%)	0.7%	27.9%	12.2%	(9.3%)	(16.1%)	21.7%
YoY Δ	13.1%	4.2%	8.3%	46.6%	29.1%	31.1%	9.2%	3.9%



Net Credit Loss Rates
Net Credit Losses (% of ANR)
120.0%
100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
9.7%
8.6%
8.0%
9.8%
10.9%
9.9%
7.8%
9.0%
Included 0.6% of insurance claims that temporarily shifted into net credit losses
Included 1.0% of insurance claims that temporarily shifted into net credit losses
Included 0.5% of insurance claims that temporarily shifted into net credit losses and .5% benefit from bulk sale of bankrupt accounts
Included 0.4% of insurance claims that temporarily shifted into net credit losses
1Q 16
2Q 16
3Q 16
4Q 16
1Q 17
2Q 17
3Q 17
4Q 17

	1Q 16	2Q 16	3Q 16	4Q 16	1Q 17	2Q 17	3Q 17	4Q 17
Sequential Δ	2.0%	(1.1%)	(0.6%)	1.8%	1.1%	(1.0%)	(2.1%)	1.2%
YoY Δ	(0.2%)	(0.8%)	(0.5%)	2.1%	1.2%	1.3%	(0.2%)	(0.8%)

- Provision is relatively flat year-over-year as improving credit offset a 14% increase in ending net finance receivables
- 4Q 17 net credit loss rate decreased 0.8% compared to 4Q 16
- Net credit loss rate in 4Q 17 included 0.4% due to a line swing with insurance income

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Seasonal Pattern of Delinquency 30+ Days Past Due Delinquency Trend $70.0 7.1% 7.4% 7.5% 8.0% 6.8% 6.8% 6.5% 6.5% 7.0% $60.0 6.2% $7.3 $6.9 $6.2 6.0% $50.0 $8.9 $27.5 $5.8 $5.5 5.0% Millions $4.9 $8.2 $6.6 $6.8 $22.7 $40.0 $7.2 $21.4 $25.1 $19.6 $11.3 in $5.4 $6.3 $5.2 $17.5 $7.0 $21.2 $9.7 4.0% Receivables) $8.4 $10.0 $7.8 $30.0 $5.9 $18.3 $7.2 $7.6 $15.3 3.0% $7.1 $11.6 $10.0 $11.0 $11.6 $10.7 $20.0 $9.9 30+ 2.0% Delinquency $7.6 $10.0 $17.3 $18.6 $18.7 1.0% $16.7 $16.7 $17.0 $12.0 $13.9 $0.0 0.0% 1Q 16 2Q 16 3Q 16 4Q 16 1Q 17 2Q 17 3Q 17 4Q 17 30-59 Days 60-89 Days 90-119 Days 120-149 Days 150-179 Days Total % of Receivables 30+ days past due % 6.2% 6.8% 7.1% 7.4% 6.5% 6.5% 6.8% 7.5% 90+ days past due % 3.0% 2.7% 3.1% 3.5% 3.0% 2.7% 2.9% 3.4% • 4Q 17 Delinquency: - Total portfolio 30+ DQ is 0.2% higher due to the 3Q 17 hurricanes - 30+ days past due of 7.5% is 0.1% higher than 4Q 16 - 90+ days past due of 3.4% is 0.1% lower than 4Q 16 10

G&A Expense Dollars and Ratios Total G&A Expenses $50.0 25.0% 19.3% 18.9% $40.0 18.1% 17.7% 17.9% 18.0% 20.0% 17.1% 16.3% $30.0 15.0% ANR of $31.6% $29.8 $30.5 $31.5 $33.8 $34.0 $29.5 $28.8 $20.0 10.0% Annualized $10.0 5.0% $0.0 0.0% 1Q 16 2Q 16 3Q 16 4Q 16 1Q 17 2Q 17 3Q 17 4Q 17 Sequential Ä 4.4% (0.9%) 3.1% (5.3%) 9.1% 0.6% 6.9% 0.5% YoY Ä (8.6%) 4.6% 16.3% 1.0% 5.5% 7.1% 11.1% 18.0% As % of ANR 19.3% 18.9% 18.1% 16.3% 17.7% 17.9% 18.0% 17.1% 11